SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                         October 3, 1994


                            JWP INC.


          Delaware             0-2315               11-2125338

     (State or other        (Commission         (I.R.S. Employer
      jurisdiction of           File             Identification
       incorporation)          Number)                Number)

                      Six International Drive
                       Rye Brook, New York       10573-1058
   (Address of principal executive offices)       (Zip Code)

        Registrant's Telephone Number (including area code)
                          (914) 935-4000

Item 3.  Bankruptcy or Receivership.

          On October 3, 1994, the United States Bankruptcy Court for the Southern District of New York entered an order (the "Confirmation Order") confirming the Third Amended Joint Plan of Reorganization of JWP INC. (the "Company" or "JWP") and SellCo Corporation ("SellCo"), a newly organized subsidiary of JWP, under Chapter 11 of the Bankruptcy Code, as modified by modifications dated September 29, 1994 and September 30, 1994 (the "Modifications") (as so modified, the "Plan"). The effective date of the Plan (the "Effective Date") is subject to specified conditions, including obtaining post-bankruptcy working capital financing for the Company which is currently being negotiated. Accordingly, there can be no assurance that the Plan will become effective or as to the timing thereof. The Third Amended Disclosure Statement and Third Amended Joint Plan of Reorganization Proposed by the Debtor and its Affiliate, SellCo Corporation (the "Disclosure Statement") and the two Modifications are filed as Exhibits 2.1,
2.1.1 and 2.1.2, respectively, hereto and incorporated herein by reference.

   Under the Plan, JWP will be reorganized to reflect a new capital structure described below and to transfer most of JWP's operating businesses to two new significant wholly-owned subsidiaries: MES Holdings Corporation which will own, directly or indirectly, the mechanical/electrical services operations of the Company that are not designated for sale; and SellCo, which will own, directly or indirectly, substantially all the operating businesses being held for sale, including JWP's water supply subsidiaries.

        Pursuant to the Plan, the creditors of JWP, other than holders of JWP's prepetition subordinated debentures and notes, will exchange approximately $605 million of JWP senior indebtedness and general unsecured claims for (i) 100% of the equity of the
Company, (ii) up to $69.5 million of 7% Senior Secured Notes, Series A, due 1997 of the Company ("Series A Notes"), (iii) up to $12 million of 7% Senior Secured Notes, Series B, due 1997 of the Company ("Series B Notes"), (iv) up to $63.5 million of 11% Subordinated Notes, Series
C, due 2001 of the Company ("Series C Notes") and (v) up to $48.7 million of 12% Subordinated Notes due 2004 of SellCo (the "Sellco Notes"). The terms of the foregoing notes are more fully described in the Disclosure Statement.

       The amended and restated certificate of incorporation of JWP (the "Amended Certificate of Incorporation") to be filed pursuant to the Plan on or before the Effective Date will authorize a single class of 13,700,000 shares of new common stock ("New Common Stock"), of which (i) 9,000,000 shares will be reserved for issuance pursuant to the Plan to prepetition creditors of JWP; (ii) 1,000,000 shares will be reserved for issuance under the Company's 1994 Management Stock Option Plan,
(iii) 1,450,000 shares will be reserved for issuance upon exercise of the New Warrants to be issued as described below;
(iv) up to 523,810 shares will be reserved for the Additional Interest Amount (as described below) in respect of the New Common Stock; and (v) up to 84,392 shares will be reserved for the Additional Interest Amount in respect of the New Warrants (as defined below).

          Pursuant to the Plan, the Company will issue to the holders of its prepetition 7-3/4% Convertible Subordinated Debentures due 2012 and its prepetition 12% Subordinated Notes due 1996, their pro rata share of each of two series of five-year warrants to purchase shares of New Common Stock, namely--600,000 Series X Warrants and 600,000 Series Y Warrants (which together with the Series Z Warrants described below are referred to herein as the "New Warrants"), with an exercise price of $12.55 per share and $17.55 per share, respectively. In addition, the Company will issue to holders of other contingent and statutory subordinate claims, and to holders of JWP's currently outstanding common stock, preferred stock and warrants of participation, as well as to the plaintiffs in a shareholder class action suit, their pro rata share of 250,000 Series Z Warrants to purchase shares of New Common Stock which will have an exercise price of $50 per share and must be exercised within two years of their issuance. The terms of the New Warrants are more fully described in the Disclosure Statement.

          In addition, the Plan authorizes the issuance of additional Series A, Series B, Series C and SellCo Notes, New Common Stock and New Warrants to Belmont Capital Partners II, L.P. ("Belmont"), the debtor-in-possession lender to the Company, in respect of the Additional Interest Amount required to be paid under the terms of the Company's debtor-in-possession financing arrangement. The Company agreed, upon the making of the loan by Belmont, that Belmont will be entitled to "Additional Interest" upon the maturity of the loan which, depending on the length of time the loan is outstanding, could range from 1% to 5.5% of each type of consideration issued to creditors under the Plan.

          For a more complete description of the reorganization of the Company, see the Disclosure Statement, the Plan attached thereto and the Modifications to the Plan filed as Exhibits hereto.

          For information as to the assets and liabilities of the Company as of August 31, 1994 as presented to the Bankruptcy
Court, see Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
               Exhibits

                 2.1  Third Amended Disclosure Statement and
       Third Amended Joint Plan of Reorganization Proposed by the Debtor and its Affiliate, SellCo Corporation (incorporated herein by reference to Exhibit T3E1 to each of the Company's Forms T-3 filed on October 5, 1994 in connection with the qualification under the Trust Indenture Act of 1939 of the indentures under which the Notes are to be issued pursuant to the Plan

                    2.1.1 Debtor's Modification to Third Amended
        Joint Plan of Reorganization of the Debtor and SellCo Corporation dated September 29, 1994

                    2.1.2 Debtor's Second Modification to Third
       Amended Joint Plan of Reorganization of the Debtor and SellCo Corporation dated September 30, 1994

           2.2 Order Confirming Third Amended Joint Plan of Reorganization of the Debtor and SellCo
               Corporation, As Modified

                    99.1 Condensed Consolidated Balance Sheet
               (unaudited) of JWP INC. and subsidiaries as of August 31, 1994


                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JWP INC.



                                   By:/s/ Leicle E. Chesser
                                      Leicle E. Chesser
                                   Executive Vice President
                                and Chief Financial Officer


Dated:  October 17, 1994

                           EXHIBIT INDEX

          Number                        Description

            2.1     Third Amended Disclosure Statement
                    and Third Amended Joint Plan of
                    Reorganization Proposed by the Debtor
                    and its Affiliate, SellCo Corporation
                    (incorporated herein by reference to
                    Exhibit T3E1 to each of the Company's
                    Forms T-3 filed on October 5, 1994 in
                    connection with the qualification
                    under the Trust Indenture Act of 1939
                    of the indentures under which the
                    Notes are to be issued pursuant to the Plan


            2.1.1  Debtor's Modification to Third
                   Amended Joint Plan of Reorganization
                   of the Debtor and SellCo Corporation
                   dated September 29, 1994

        2.1.2      Debtor's Second Modification to Third
                   Amended Joint Plan of Reorganization
                   of the Debtor and SellCo Corporation
                   dated September 30, 1994

        2.2        Order Confirming Third Amended Joint
                   Plan of Reorganization of the Debtor
                   and SellCo Corporation, as modified


        99.1       Condensed Consolidated Balance Sheet
                   (unaudited) of JWP INC. and
                   Subsidiaries